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4Q25 1Q26 2Q26 3Q26 4Q26 2027 2028 2029 2030 2031 2032 and Beyond 27 Exhibit 99.2

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© 2025 Valley Bank. All rights reserved. Please see www.valley.com for further details. ▪ ▪ ▪ ▪ Exhibit 99.2

Exhibit 99.2

3Q25 Earnings Presentation

October 23, 2025

Valley

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and include expressions about management's confidence and strategies and management's expectations about our business, new and existing programs and products, acquisitions, relationships, opportunities, taxation, technology, market conditions and economic expectations. These statements may be identified by such forward-looking terminology as "intend," "should," "expect," "believe," "view," "opportunity," "allow," "continues," "reflects," "would," "could," "typically," "usually," "anticipate," "may," "estimate," "outlook," "project" or similar statements or variations of such terms. Such forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to: the impact of market interest rates and monetary and fiscal policies of the U.S. federal government and its agencies in connection with prolonged inflationary pressures, which could have a material adverse effect on our clients, our business, our employees, and our ability to provide services to our customers; the impact of unfavorable macroeconomic conditions or downturns, including instability or volatility in financial markets resulting from the impact of tariffs and other trade policies and practices, any retaliatory actions, related market uncertainty, or other factors; U.S. government debt default or rating downgrade; unanticipated loan delinquencies; loss of collateral; decreased service revenues; increased business disruptions or failures; reductions in employment; and other potential negative effects on our business, employees or clients caused by factors outside of our control, such as new legislation and policy changes under the current U.S. presidential administration, the recent prolonged shutdown of the U.S federal government, geopolitical instabilities or events, natural and other disasters, including severe weather events, health emergencies, acts of terrorism, or other external events; the impact of any potential instability within the U.S. financial sector or future bank failures, including the possibility of a run on deposits by a coordinated deposit base, and the impact of any actual or perceived concerns regarding the soundness, or creditworthiness, of other financial institutions, including any resulting disruption within the financial markets, increased expenses, including Federal Deposit Insurance Corporation insurance assessments, or adverse impact on our stock price, deposits or our ability to borrow or raise capital; the impact of negative public opinion regarding Valley or banks in general that damages our reputation and adversely impacts business and revenues; changes in the statutes, regulations, policies, or enforcement priorities of the federal bank regulatory agencies; the loss of or decrease in lower-cost funding sources within our deposit base; damage verdicts, settlements or restrictions related to existing or potential class action litigation or individual litigation arising from claims of violations of laws or regulations, contractual claims, breach of fiduciary responsibility, negligence, fraud, environmental laws, patent, trademark or other intellectual property infringement, misappropriation or other violation, employment-related claims, and other matters; a prolonged downturn and contraction in the economy, as well as any decline in commercial real estate values collateralizing a significant portion of our loan portfolio; higher or lower than expected income tax expense or tax rates, including increases or decreases resulting from changes in uncertain tax position liabilities, tax laws, regulations, and case law; the inability to grow customer deposits to keep pace with the level of loan growth; a material change in our allowance for credit losses due to forecasted economic conditions and/or unexpected credit deterioration in our loan and investment portfolios; the need to supplement debt or equity capital to maintain or exceed internal capital thresholds; changes in our business, strategy, market conditions or other factors that may negatively impact the estimated fair value of our goodwill and other intangible assets and result in future impairment charges; greater than expected technology-related costs due to, among other factors, prolonged or failed implementations, additional project staffing and obsolescence caused by continuous and rapid market innovations; increased competitive challenges and competitive pressure on pricing of our products and services; our ability to stay current with rapid technological changes in the financial services industry, including the use of artificial intelligence, blockchain and digital currencies and related regulatory developments, as well as our ability to assess and monitor the effects of, and risks associated with, the implementation and use of such technology; cyberattacks, ransomware attacks, computer viruses, malware or other cybersecurity incidents that may breach the security of our websites or other systems or networks to obtain unauthorized access to personal, confidential, proprietary or sensitive information, destroy data, disable or degrade service, or sabotage our systems or networks, and the increasing sophistication of such attacks and use of targeted tactics against the financial services industry; results of examinations by the Office of the Comptroller of the Currency (OCC), the Federal Reserve Bank, the Consumer Financial Protection Bureau and other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our allowance for credit losses, write-down assets, reimburse customers, change the way we do business, or limit or eliminate certain other banking activities; application of the OCC heightened regulatory standards for certain large insured national banks, and the expenses we will incur to develop policies, programs, and systems that comply with the enhanced standards applicable to us; our inability or determination not to pay dividends at current levels, or at all, because of inadequate earnings, regulatory restrictions or limitations, changes in our capital requirements, or a decision to increase capital by retaining more earnings; unanticipated loan delinquencies, loss of collateral, decreased service revenues, and other potential negative effects on our business caused by severe weather, pandemics or other public health crises, acts of terrorism or other external events; our ability to successfully execute our business plan and strategic initiatives; and unexpected significant declines in the loan portfolio due to the lack of economic expansion, increased competition, large prepayments, risk mitigation strategies, changes in regulatory lending guidance or other factors. A detailed discussion of factors that could affect our results is included in our SEC filings, including Item 1A. "Risk Factors" of our Annual Report on Form 10-K for the year ended December 31, 2024. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in our expectations, except as required by law. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

3Q 2025 Financial Highlights

	GAAP Reported			Non-GAAP Adjusted [1]		
	3Q25	**2Q25**	**3Q24**	**3Q25**	**2Q25**	**3Q24**
Net Income ($mm)	**$163.4**	$133.2	$97.9	**$164.1**	$134.4	$96.8
Return on Average Assets *Annualized*	**1.04%**	0.86%	0.63%	**1.04%**	0.87%	0.62%
Efficiency Ratio (Non-GAAP)	--	--	--	**53.4%**	55.2%	56.1%
Diluted Earnings Per Share	**$0.28**	$0.22	$0.18	**$0.28**	$0.23	$0.18
Pre-Provision Net Revenue [2] ($mm)	**$229.1**	$210.9	$201.7	**$238.3**	$221.7	$206.0
PPNR / Average Assets [2] *Annualized*	**1.45%**	1.36%	1.30%	**1.51%**	1.43%	1.32%

- Preservation of balance sheet strength with improved funding, liquidity, capital, and concentration metrics.
- Strong credit performance as net charge-offs and loan loss provision normalized in-line with our expectations.
- Significant profitability improvement as ROAA has expanded beyond 1.00% driven by NIM expansion, continued fee income momentum, and expense control.

[1] Please refer to the Non-GAAP Disclosure Reconciliation in Appendix. [2] Pre-provision net revenue ("PPNR") equals net interest income plus total non-interest income less total non-interest expense.

Maintaining Balance Sheet Strength

CRE / TRBC [1]


421%
362%
353%
349%
337%
<350%
9/30/24
12/31/24
3/31/25
6/30/25
9/30/25
12/31/25 est.

ACL / Loans


1.14%
1.17%
1.22%
1.20%
1.21%
1.20% - 1.25%
9/30/24
12/31/24
3/31/25
6/30/25
9/30/25
12/31/25 est.

Loans / Deposits


97.9%
97.5%
97.4%
97.4%
96.3%
<97%
9/30/24
12/31/24
3/31/25
6/30/25
9/30/25
12/31/25 est.

CET 1 / RWA


9.57%
10.82%
10.80%
10.85%
11.00%
~11%
9/30/24
12/31/24
3/31/25
6/30/25
9/30/25
12/31/25 est.

[1] Commercial Real Estate (including CRE loans held for sale) as defined by joint regulatory guidance to include call codes 1.a (Construction), 1.d (Multifamily), 1.e.2. (Other Non-farm Non-residential, excluding Owner-Occupied) and CRE loans not secured by real estate.

Achieving Profitability Goals Ahead of Schedule

Net Interest Margin (FTE, %) [2]



2.86%
2.92%
2.96%
3.01%
3.05%
3.10%
3.00%
>3.10%
3Q24
4Q24
1Q25
2Q25
3Q25
2025 est.
4Q25 est.

Adj. PPNR / Avg. Assets (%) [1]



1.32%
1.31%
1.37%
1.43%
1.51%
1.50%
1.35%
>1.50%
3Q24
4Q24
1Q25
2Q25
3Q25
2025 est.
4Q25 est.

Adj. Return on Avg. Assets (%) [1]



0.62%
0.48%
0.69%
0.87%
1.04%
1.00%
0.80%
>1.00%
3Q24
4Q24
1Q25
2Q25
3Q25
2025 est.
4Q25 est.

Adj. Return on Avg. Tangible Shareholders Equity (%) [1]



8.0%
5.8%
7.8%
9.7%
11.6%
11.0%
9.0%
>11.0%
3Q24
4Q24
1Q25
2Q25
3Q25
2025 est.
4Q25 est.

[1] **Please refer to the Non-GAAP Disclosure Reconciliation in Appendix.** [2] **Net interest margin is presented on a tax equivalent basis using a 21 percent federal tax rate.** The Company is providing this outlook only on a non-GAAP basis because not all of the information necessary for a quantitative reconciliation of forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measure is available without unreasonable effort, primarily due to uncertainties relating to the occurrence or amount of these adjustments that may arise in the future. Based on past reported results, any such excluded items could be material, individually or in the aggregate, to the reported results.

Guidance Update

Metric	2025 Expectations as of 9/30/2025	4Q25 Expectations
Gross Loan Growth	~2% growth based on 12/31/24 of $48.8bn *(Modest downward revision from ~3% previously)*	~1% growth
Net Interest Income	~8% growth based on 2024 of $1,629mm *(Low end of prior 8% - 10% range)*	~3% Growth
Adj. Non-Interest Income	9% - 10% growth range based on 2024 of $227mm [1] *(High end of prior 6% - 10% range)*	$62 - $65mm
Adj. Non-Interest Expense	2% or less growth based on 2024 of $1,076mm [1, 2] *(Below low end of prior 2% - 4% range)*	~1% growth
Tax Rate	23% - 24% (assumes ~$35mm of tax credit amort.) *(Unchanged)*	23% - 24%
Credit Expectations	$105mm - $115mm NCOs *(tighter than prior $100mm - $125mm range)* $130mm - $140mm Provision *(lower than ~$150mm previously)*	$10mm - $20mm NCOs $10mm - $20mm Provision

[1] Please refer to the Non-GAAP Disclosure Reconciliation in Appendix. [2] Excludes tax credit amortization and other non-operating expenses.

The Company is providing this outlook only on a non-GAAP basis because not all of the information necessary for a quantitative reconciliation of forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measure is available without unreasonable effort, primarily due to uncertainties relating to the occurrence or amount of these adjustments that may arise in the future. Based on past reported results, any such excluded items could be material, individually or in the aggregate, to the reported results.

New Commercial and Consumer Leadership



Gino Martocci
President, Commercial Banking

Gino joined Valley in March 2025 and is responsible for Valley's Commercial Banking and Treasury Solutions efforts.

Gino previously spent over 20 years at M&T Bank, and most recently served as Head of Commercial and CRE Banking at M&T Bank. In this role, Gino oversaw M&T's nationwide commercial banking efforts including in the metro New York market and across the Mid-Atlantic.

Gino has also served on the Board of Directors of Apple Bank in New York City.



Patrick Smith
President, Consumer Banking

Patrick joined Valley in September 2025 and is responsible for Valley's Consumer and Small Business Banking efforts and our Retail Banking franchise.

Patrick joined Valley from Santander Bank where he was Head of Consumer & Business Banking.

Prior to joining Santander, Patrick served in a variety of leadership roles at Capital One, KeyBank, Liberty Mutual Insurance, Wells Fargo, and Accenture.

Driving Long-Term Value

Shareholder Value Creation vs. Peers [1]



Cumulative Dividends Post-2017
Reported TBV Growth Post-2017 [2]
98%
43%
55%
Peer Median
111%
55%
56%
VLY

Deposit Accounts (000s)



+117%
65
141
12/31/17
9/30/25
Commercial
+24%
440
547
12/31/17
9/30/25
Consumer

Commercial Loan Diversity by Geography [3]



FL & Other
NY & NJ
79%
21%
12/31/17
50%
50%
9/30/25

Enhanced Funding Diversity by Geography



Northeast Branches
Southeast Branches, Specialty & Other
78%
22%
12/31/17
44%
56%
9/30/25

[1] VLY Reported Tangible Book Value ("TBV") growth measured from 12/31/17 to 6/30/25. Peer Median Reported TBV Growth measured from 12/31/17 to 6/30/25. Cumulative dividends reflect dividends declared between 12/31/17 and 6/30/25 for VLY and peers. Peers include major exchange traded banks and thrifts with assets $30 billion to $150 billion as of 6/30/2025. [2] Please refer to the Non-GAAP Disclosure in the Appendix. [3] Commercial loans include C&I and Commercial Real Estate, including Construction.
Source: S&P Capital IQ Pro and company data.

Continued Direct Deposit Growth

Deposits by Product ($bn)



$50.4
$50.7
$51.2
28%
14.2
25%
12.9
24%
12.3
22%
11.2
23%
11.7
23%
11.7
50%
25.1
52%
26.1
53%
27.2
9/30/2024
6/30/2025
9/30/2025
Time
Non-Interest
Savings, NOW and money market

Avg. Fed Funds vs. Deposit Costs (%)



5.43%
4.82%
4.50%
4.50%
4.46%
3.25%
2.94%
2.65%
2.67%
2.69%
3Q24
4Q24
1Q25
2Q25
3Q25
Total Cost of Deposits
Average Fed Funds (Upper)

Deposits by Customer Type ($bn)



$50.4
$50.7
$51.2
18%
9.1
13%
6.5
11%
5.8
82%
41.3
87%
44.3
89%
45.3
9/30/2024
6/30/2025
9/30/2025
Direct
Indirect

Cumulative Beta (Current Cycle) [1]



58%
47%
Rate Increase Cycle
(4Q21-2Q24)
Rate Decrease Cycle
(2Q24-3Q25)

[1] Cumulative Beta is measured as the change in Valley's quarterly average deposit cost as a percentage of the change in the average quarterly Fed Funds Upper Bound over the identified period. Sums may not total due to rounding.

Diversified Deposit Base

Total Deposit Breakdown ($bn)


$51.2bn
Specialized Deposits
$13.1
26%
Fully FDIC-Insured
Indirect Customer
$5.8
11%
Traditional
Branch Deposits
$32.2
63%

Specialized Deposits by Business Line ($bn)


$13.1bn
Nat'l Deposits,
Cannabis &
Online
$4.0
International
Corporate
$1.2
Technology
$1.8
Private Banking &
Wealth
$1.6
Other
Commercial &
Small Business
$4.5

Traditional Branch Deposits [3] ($bn)


$32.2bn
New Jersey
$17.6
127 branches
New York
$5.1
42 branches
Florida
$8.2
41 branches
Other
$1.3
20 branches

Uninsured Deposits & Liquidity ($bn)

Cash & Available Liquidity Stands at 1.8x Adjusted Uninsured Deposits [1]


27%
of deposits
$13.7
$23.9
$22.5
$1.4
Adjusted Uninsured Deposits
Cash & Available Liquidity
Adjusted Uninsured Deposits [1]
High Quality Available Liquidity [2]
Cash on Balance Sheet

[1] Adjusted for collateralized government deposits in excess of FDIC $250k limit and intercompany deposits eliminated in consolidation. [2] "High Quality Available Liquidity" includes the following off balance sheet sources of potential liquidity: FHLB, unencumbered investment securities, FRBNY Discount Window Availability, and Uncommitted Fed Funds Lines. [3] Traditional Branch Deposits include Commercial (inclusive of $1.3bn of HOA deposits), Consumer and Government. Sums may not total due to rounding. All data as of 9/30/25.

Core Deposit Growth & Diversification

2017	9/30/25	Expectations for 2025 & Beyond

• $18bn of Total Deposits
• 78% in Northeast Branches
• 101% Loans / Deposits
• $7bn Commercial Deposits
• $85mm Total Deposits / Branch
	• $51bn of Total Deposits
	• 44% in Northeast Branches
	• 96% Loans / Deposits
	• $28bn Commercial Deposits
	• $223mm Total Deposits / Branch
		• Leveraging specialty deposit verticals
		• Penetrating commercial client base with treasury offering to drive deposit growth with specific focus on operating accounts
		• Replacing transactional CRE with relationships that contribute incremental funding
		• Continue to assess opportunities to further enhance our deposit base
		  • Small Business Bundling
		  • Consumer Platform
		  • Online Offerings

- Streamlined Deposit Account Opening
- New Specialty Deposit Verticals:
  - International & Technology
  - Online Channel
  - National Deposits Group
  - Cannabis
  - International & U.S. Private Banking
- Comprehensive Re-Brand
- Enhanced Treasury Platform
- Branch Modernization
- New Markets / Geographies:
  - Westchester, NY
  - California
  - Chicago, IL
  - Staten Island, NY

Loan Portfolio Detail

Gross Loans ($bn) [1]



$49.4
($0.2)
$0.4
($0.1)
$0.0
($0.3)
$0.1
$49.3
6/30/25
Transactional CRE
Other CRE
C&I - Commodities
Other C&I
Construction
Resi & Consumer
9/30/25

Avg. Fed Funds vs. Loan Yields (%)



6.28%
6.04%
5.78%
5.88%
5.95%
5.43%
4.82%
4.50%
4.50%
4.46%
3Q24
4Q24
1Q25
2Q25
3Q25
Total Loan Yield
Average Fed Funds (Upper)

9/30/2025 Loan Composition [1]



Non Owner-Occupied CRE 24%
Multifamily 17%
Construction 5%
Residential R.E. 12%
Consumer 8%
C&I 22%
Owner-Occupied CRE 12%
CRE 41%
C&I 34%
Other 25%

Cumulative Loan Beta (Current Cycle) [2]



45%
21%
Rate Increase Cycle (4Q21-2Q24)
Rate Decrease Cycle (2Q24-3Q25)

[1] CRE includes multifamily and non-owner occupied CRE; C&I includes owner-occupied CRE and C&I; Other includes construction, residential RE and Consumer. [2] Cumulative Loan Beta is measured as the change in Valley's quarterly yield on loans as a percentage of the change in the average quarterly Fed Funds Upper Bound over the identified period. Sums may not total due to rounding.

Diverse C&I Growth Capabilities

C&I Loans ($bn)



~19% C&I CAGR since 2017
2.7
4.3
4.8
6.9
2.2
5.8
0.4
8.8
9.2
9.9
10.8
'17
'18
'19
'20
'21
'22
'23
'24
9/30/25
Traditional C&I
PPP

9/30/25 C&I Industry Diversity



$10.8bn
Real Estate Related 14%
Wholesale Trade 10%
Non-Profit & Condos 6%
Healthcare 6%
Consumer Serv. 6%
Equipment Leasing 7%
Manufacturing 5%
Hospitality, Food Serv. 3%
Professional Services 3%
Finance & Insurance 21%
Other 19%

9/30/25 C&I Geographic Diversity



New Jersey 19%
New York 26%
Florida 29%
California 5%
Other 21%
North-east 45%
South-east & Other 55%

Focused C&I Initiatives Supporting Growth

2017

- $18bn of Total Loans
- $2.7bn C&I loans
- 79% of Commercial Loans [1] in Northeast
- C&I / Owner-Occ 24% of Loans

9/30/25

- $49bn of Total Loans
- $10.8bn C&I loans
- 50% of Commercial Loans [1] in Northeast
- C&I / Owner-Occ 34% of Loans

- Capital Call Lines & Fund Finance
- Syndications Group Providing Up-Market Opportunities
- Asset-Based Lending
- Equipment Finance
- Healthcare (Owner-Occupied and C&I)
- Chicago Middle Market
- California Commercial Lending
- Focusing new CRE Originations on Tier 1 Clients With Holistic Banking Relationship

Expectations for 2025 & Beyond

- Leverage existing product and service offerings including: Treasury Management, Syndications and Other Capital Markets Offerings
- Ensure appropriate alignment of client coverage model and tailor service approach to client needs
- Continue to assess additional C&I verticals
- Opportunities to enhance lending teams and attract talent as a result of market disruption

[1] Commercial loans include C&I and Commercial Real Estate, including Construction.

Net Interest Income and Margin

Net Interest Income ($mm) and Margin



3.05%
3.01%
$447
2.96%
2.92%
2.86%
$434
$424
$421
$412
3Q24
4Q24
1Q25
2Q25
3Q25
Net Interest Income ($mm)
NIM

Net Interest Income Commentary

- Net interest income increased 3% from 2Q25 and 8% from 3Q24.
- NIM has expanded for the sixth consecutive quarter to 3.05% despite a modest headwind from higher average cash balances.
- Continue to expect tailwinds from opportunities to reprice loans higher and liabilities lower.
- Continue to optimize the roll-over of maturing liabilities and reduce deposit costs where possible.

Maturing CDs and FHLB Borrowings



4.09%
4.10%
4.31%
3.93%
4.24%
$5.5
$4.0
$2.7
$1.6
$1.0
4Q25
1Q26
2Q26
3Q26
Beyond
Balance ($bn)
Rate (%)

Net interest income and NIM are presented on a fully tax equivalent basis using a 21 percent federal tax rate.

Non-Interest Income

Non-Interest Income ($mm) [1]



62.6
0.0
(1.4)
2.1
2.1
(0.5)
64.9
2Q25
Capital Markets
BOLI
Deposit Service Charges
Wealth & Trust
All Other
3Q25

3Q25 Non-Interest Income ($mm)



Deposit Service Charges
$16.8
26%
BOLI
$4.7
7%
Loan Servicing
$3.4
5%
Capital Markets
$9.8
15%
$64.9mm
Other
$11.2
17%
Wealth, Trust & Insurance
$19.0
30%

Strong & Stable Non-Interest Income Streams ($mm)



Non Interest Income (ex. Gain on Sale of Loans)
Gain on Sale of Loans
103
83
21
248
241
7
FY2017
2025 YTD Annualized

Reported CAGR: **+12%**

CAGR ex. Gain on Sale of Loans: **+15%**

Peer [2] Median CAGR: **+5%**

[1] Reported Non-Interest Income and Adjusted Non-Interest Income were materially the same in both 2Q25 and 3Q25.
[2] Peers include major exchange traded banks and thrifts with assets $30 billion to $150 billion as of 6/30/2025.

Drivers of Fee Income Momentum

2017

- $103mm of Non-Interest Income
- $21mm Gain on Traditional Loan Sales
- Gain on Sale Comprises 20% of Non-Interest Income

3Q25

- $248mm of Annualized Non-Interest Income (12% CAGR)
- $7mm Annualized Gain on Traditional Loan Sales
- Gain on Sale Comprises 3% of Non-Interest Income

- Shift from Low-Quality and Irregular Revenue from Gain on Sale to High-Quality and Sustainable Revenue Streams
- Enhanced Treasury Management Platform
- F/X Platform
- Syndications Group
- Leveraged Insurance Platform
- Additional Interest Rate and Cross-Currency Swap Capabilities
- Broker / Dealer
- Acquisition of Private Banking Business from BLUSA
- Entered Tax Credit Advisory Business

Expectations for 2025 & Beyond

- Continue to focus on sustainable fee income by offering a valuable and robust product suite to our commercial clients.
- Organically leverage existing opportunities in capital markets, wealth management, insurance, and treasury management.

Operating Expenses Remain Well-Controlled

Non-Interest Expenses ($mm)



Reported
Adjusted [1]
269.5
263.6
284.1
273.3
282.0
272.8
3Q24
2Q25
3Q25

Efficiency Ratio Trend [1]



56.1%
55.2%
53.4%
3Q24
2Q25
3Q25

Adj. Ann. Non-Interest Expenses [1] / Avg. Assets



2.19%
2.17%
1.69%
1.76%
1.73%
3Q24
2Q25
3Q25
VLY
Peer Median

- Compensation costs declined sequentially, exclusive of $3.9mm of non-recurring severance expense.
- Focused on aligning resources to revenue-generating talent additions and business development efforts.
- Professional and legal fees are likely to remain at these modestly elevated levels for the next few quarters.

[1] Please refer to the Non-GAAP Disclosure Reconciliation in Appendix. Sums may be inconsistent due to rounding. Peers include major exchange traded banks and thrifts with assets between $30 billion and $150 billion as of 6/30/2025.

Asset Quality & Reserve Trends

Non-Accrual Loans / Total Loans



0.60%
0.74%
0.71%
0.72%
0.86%
9/30/24
12/31/24
3/31/25
6/30/25
9/30/25

Accruing Past Due Loans / Total Loans



30-59 PD
60-89 PD
90+ PD
0.35%
0.20%
0.11%
0.40%
0.17%
9/30/24
12/31/24
3/31/25
6/30/25
9/30/25

ACL / Total Loans



1.14%
1.17%
1.22%
1.20%
1.21%
9/30/24
12/31/24
3/31/25
6/30/25
9/30/25

Loan Loss Provision & Net Charge-Offs ($mm)



Net Charge-Offs
Loan Loss Provision
43
75
98
107
42
63
38
38
15
19
9/30/24
12/31/24
3/31/25
6/30/25
9/30/25

Cumulative CRE Net Charge-Offs in Cycle


CRE Net Charge-Offs / Avg. CRE Loans (%)
0.11%
0.03%
0.08%
0.28%
0.10%
0.13%
0.47%
0.21%
0.25%
0.88%
0.43%
0.43%
0.47%
0.45%
0.18%
0.53%
0.43%
0.19%
0.57%
0.36%
0.16%
1Q24
2Q24
3Q24
4Q24
1Q25
2Q25
3Q25
Annualized CRE NCOs / Avg. CRE Loans
Cumulative CRE NCOs / Avg. CRE Loans
Rolling 4 Qtr Annualized CRE NCOs / Avg. CRE Loans

Valley's 0.57% of cumulative CRE losses over the last 7 quarters compares to the 8.0% [1] of estimated CRE losses reported by DFAST-eligible banks under the Federal Reserve Bank's 2024 Severely Adverse Scenario

[1] Median estimated 8-quarter CRE losses of 9.1% adjusted for a comparable 7-quarter period. Source: 2024 Federal Reserve Stress Test Results; Table 10. Projected loan losses by type of loan for 2024:Q1-2026:Q1 under the severely adverse scenario: 31 banks

Equity & Capitalization

Book Value and Tangible Book Value per Share [1]



$13.00
$12.67
$12.76
$12.89
$13.09
$9.06
$9.10
$9.21
$9.35
$9.57
9/30/2024
12/31/2024
3/31/2025
6/30/2025
9/30/2025
TBV per share[1]
Book Value per share

Equity Capitalization Level [1]



11.23%
11.90%
12.12%
12.08%
12.21%
7.68%
8.40%
8.61%
8.63%
8.79%
9/30/2024
12/31/2024
3/31/2025
6/30/2025
9/30/2025
Tangible Common Equity / Tangible Assets[1]
Equity / Assets

Holding Company Capital Ratios	9/30/24	6/30/25	9/30/25	Q-o-Q change	Y-o-Y change
Tier 1 Leverage	8.40%	9.49%	**9.52%**	3 bps	112 bps
Common Equity Tier 1	9.57%	10.85%	**11.00%**	15 bps	143 bps
Tier 1 Risk-Based	10.29%	11.57%	**11.72%**	15 bps	143 bps
Total Risk-Based	12.56%	13.67%	**13.83%**	16 bps	127 bps

[1] Please refer to the Non-GAAP Disclosure Reconciliation in Appendix.

APPENDIX

Glossary of Defined Terms

Term	Definition
ACL	Allowance for credit losses
AFS	Available for sale
BLUSA	Bank Leumi Le-Israel Corporation acquired by Valley on April 1, 2022
BOLI	Bank owned life insurance
C&I	Commercial & industrial
CAGR	Compound annual growth rate
CECL	Current expected credit loss model
CET 1	Tier 1 common capital
CRE	Commercial real estate
DSCR	Debt service coverage ratio
F/X	Foreign exchange
FDIC	Federal Deposit Insurance Corporation
FL	Florida
FHLB	Federal Home Loan Banks
FRB	Federal Reserve Bank
FRBNY	Federal Reserve Bank of New York
FTE	Fully Tax Equivalent using a 21 percent federal tax rate
GAAP	U.S. Generally Accepted Accounting Principles
HFS	Held for Sale
HHI	Household income
HOA	Homeowners Association
HTM	Held to maturity
LIBOR	London Interbank Offered Rate
LTV	Loan to value
MSA	Metropolitan statistical area
NAICS	North American Industry Classification System per the United States Census Bureau

Term	Definition
NCOs	Net charge-offs
NDF	Non-deliverable forward
NIM	Net Interest Margin
NJ	New Jersey
NY	New York
OTC	Over the counter
PD	Probability of Default
PPNR	Pre-Provision Net Revenue
ROAA	Return on average assets
RWA	Risk-weighted assets
PPP	Paycheck Protection Program
S&P	Standard & Poor's
SF	Square footage
SOFR	Secured Overnight Financing Rate
TA	Tangible assets as defined in the non-GAAP disclosure reconciliation in the appendix
TBV	Tangible Book Value
TCE	Tangible common equity as defined in the non-GAAP disclosure reconciliation in the appendix
TRBC	Total risk-based capital
Valley	May refer to Valley National Bancorp individually, Valley National Bancorp and its consolidated subsidiaries, or certain of Valley National Bancorp's subsidiaries, as the context requires (interchangeable with the "Company," "we," "our" and "us").
VC	Venture capital
VLY	Refers to Valley as defined in this glossary

CRE Detail as of 9/30/25

Portfolio by Property Type



Retail
16%
Mixed Use
9%
Office
10%
Healthcare
Office
2%
Industrial
11%
Healthcare
11%
Specialty & Other
10%
Apartment &
Residential
31%
$26.2bn

Property Type	$bn	Wtd. Avg. LTV [1]	Wtd. Avg. DSCR [2]
Apartment & Resi	$6.1	64%	1.36x
Retail	$4.2	61%	1.74x
Industrial	$2.8	60%	2.39x
Healthcare	$2.8	68%	1.56x
Office	$3.0	63%	1.94x
Specialty & Other	$2.8	55%	1.68x
Mixed Use	$2.6	62%	1.38x
Co-Ops	$1.9	12%	1.54x
Total	$26.2	58%	1.67x

Portfolio by Geography



Florida
29%
New Jersey
20%
Other
19%
Other NYC
Boroughs
15%
Manhattan
(Multifamily)
6%
Manhattan
(Other)
4%
New York (ex. NYC)
7%
$26.2bn

Geography	$bn	Wtd. Avg. LTV [1]	Wtd. Avg. DSCR [2]
Florida / Alabama	$7.5	60%	1.77x
New Jersey	$5.2	62%	1.65x
Other NYC Boroughs	$4.0	57%	1.46x
Manhattan	$2.5	39% (61% ex Co-Ops)	1.50x
New York (ex. NYC)	$1.9	54%	1.72x
Other	$5.0	65%	1.77x
Total	$26.2	58%	1.67x

[1] LTV based on most recent appraisal, seasoned on average 2.5 years; [2] DSCR calculated based on most recent financial information, typically received at least annually. Sums may be inconsistent due to rounding. CRE is comprised of non-owner occupied, owner-occupied and multifamily loans.

Multifamily Portfolio Detail

Multifamily Portfolio by Sub-Asset Class ($bn)



Co-Op
$1.9
$8.0bn
Non Co-Op
$6.1

Geography	Outstanding ($bn)	Avg. Size ($mm)	Wtd. Avg. LTV [1]	Wtd. Avg. DSCR [2]
New York (ex. Manhattan)	$1.6	$6.0mm	69%	1.26x
Other	$1.6	$9.3mm	64%	1.34x
New Jersey	$1.2	$3.4mm	60%	1.56x
Florida & Alabama	$1.2	$4.1mm	61%	1.33x
Manhattan	$0.5	$7.3mm	61%	1.32x
Total	**$6.1bn**	**$6.1mm**	**64%**	**1.36x**

Non Co-Op Multifamily by Geography ($bn)



Florida & Alabama 20%
New Jersey 20%
Manhattan 8%
$6.1bn
New York (ex. Manhattan) 26%
Other 26%

New York City by % Rent Regulated Units



0% of units 39%
100% of units 17%
$2.4bn
1% - 20% of units 4%
51% - 99% of units 9%
21% - 50% of units 31%

[1] LTV based on most recent appraisal, seasoned on average 2.5 years; [2] DSCR calculated based on most recent financial information, typically received at least annually.
Note: Co-Op LTV is approximately 12%. Sums may be inconsistent due to rounding.

Granular & Diverse Office Portfolio

Office Portfolio by Tenancy



Multi Tenant w/ Anchor
$0.2
7%
Multi Tenant
$1.7
57%
Healthcare Office
$0.4
13%
$3.0bn
Single Tenant
$0.7
23%

~23% of Office Portfolio is Owner-Occupied.

Office Portfolio by Geography ($bn)



Manhattan
$0.2
7%
Florida & Alabama
$1.1
36%
$3.0bn
New York (ex. Manhattan)
$0.5
17%
New Jersey
$0.8
27%
Other
$0.4
13%

Geography	Outstanding ($bn)	Avg. Size ($mm)	Wtd. Avg. LTV [1]	Wtd. Avg. DSCR [2]
Florida & Alabama	$1.1	$1.6mm	59%	2.05x
New Jersey	$0.8	$2.5mm	66%	1.72x
New York (ex. Manhattan)	$0.5	$4.2mm	59%	1.79x
Manhattan	$0.2	$5.8mm	67%	2.02x
Other	$0.4	$7.4mm	71%	2.32x
Total	$3.0bn	$3.3mm	63%	1.95x

[1] LTV based on most recent appraisal, seasoned on average 2.5 years; [2] DSCR calculated based on most recent financial information, typically received at least annually.
Sums may be inconsistent due to rounding.

Commercial Real Estate by Contractual Maturity ($mm)

Outcome for Maturing CRE Loans in 3Q25	$mm
Retained	$1,303mm
Paid Off & Left	$311mm
Modified & Other [1]	$38mm
Total	**$1,652mm**



1,597
797
551
645
737
2,726
3,177
3,119
2,520
2,034
8,177

Wtd. Avg.	4Q25	1Q26	2Q26	3Q26	4Q26	2027	2028	2029	2030	2031	2032+
LTV [2]	60%	62%	65%	58%	60%	60%	62%	62%	53%	50%	56%
DSCR [3]	1.41x	1.41x	1.42x	1.45x	1.58x	1.69x	1.58x	1.63x	1.72x	1.78x	1.70x
Borrower Contractual Rate	6.57%	6.04%	5.34%	5.85%	4.85%	5.55%	6.02%	5.50%	5.76%	4.41%	5.46%

[1] Two loans totaling $9.5MM were moved to Non-Accrual; Three loans totaling $29MM were modified; [2] LTV based on most recent appraisal, seasoned on average 2.5 years; [3] DSCR calculated based on most recent financial information, typically received at least annually. Current period includes short-term roll-overs from prior periods. Sums may be inconsistent due to rounding.

Securities Portfolio Detail ($mm)


HTM
AFS
Equity & Trading
Yield
Securities as % of Total Assets
3.14%
3.34%
3.43%
3.55%
3.77%
3.84%
3.95%
3.98%
4.02%
$5,051
$67
$1,187
$3,797
$5,104
$68
$1,297
$3,739
$5,231
$71
$1,449
$3,711
$5,936
$73
$2,212
$3,650
$6,253
$77
$2,602
$3,574
$6,973
$72
$3,370
$3,532
$7,278
$74
$3,659
$3,545
$7,505
$77
$3,896
$3,531
$7,736
$78
$4,117
$3,541
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24
1Q25
2Q25
3Q25
8.3%
8.4%
8.6%
9.6%
10.1%
11.2%
11.8%
12.0%
12.3%

Non-GAAP Reconciliations to GAAP Financial Measures

($ in thousands, except for share data)	Three Months Ended September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Adjusted net income available to common shareholders (Non-GAAP):					
Net income, as reported (GAAP)	$163,355	$133,167	$106,058	$115,711	$97,856
Add: Loss on extinguishment of debt	–	922	–	–	–
Add: FDIC Special assessment (a)	(3,817)	–	–	–	–
Add: (Gains) losses on available for sale and held to maturity securities transactions, net (b)	(28)	–	11	3	1
Add: Restructuring charge (c)	3,854	800	–	1,085	–
Add: Net losses on the sale of commercial real estate loans (d)	–	–	–	–	5,794
Add: Litigation reserve (e)	1,012	–			–
Less: Litigation settlements (f)	–	–	–	–	(7,334)
Total non-GAAP adjustments to net income	1,021	1,722	11	(37,477)	($1,539)
Income tax adjustments related to non-GAAP adjustments (g)	(288)	(474)	(3)	(2,520)	437
Net income, as adjusted (Non-GAAP)	$164,088	$134,415	$106,066	$75,714	$96,754
Dividends on preferred stock	7,644	6,948	6,955	7,025	6,117
Net income available to common shareholders, as adjusted (Non-GAAP)	$156,444	$127,467	$99,111	$68,689	$90,637

(a) Represents the change in estimated special assessment losses included in the FDIC insurance assessment expense
(b) Included in gains on securities transactions, net.
(c) Represents severance expense related to workforce reductions within salary and employee benefits expense.
(d) Represents actual and mark to market losses on bulk performing commercial real estate loan sales included in gains (losses) on sales of loans, net.
(e) Represents legal reserves and settlement charges included in professional and legal fees.
(f) Represents recoveries from legal settlements included in other income.
(g) Calculated using the appropriate blended statutory tax rate for the applicable period.

	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Adjusted per common share data (Non-GAAP):					
Net income available to common shareholders, as adjusted (Non-GAAP)	$156,444	$127,467	$99,111	$68,689	$90,637
Average number of shares outstanding	560,504,275	560,336,610	559,613,272	536,159,463	509,227,538
Basic earnings, as adjusted (Non-GAAP)	$0.28	$0.23	$0.18	$0.13	$0.18
Average number of diluted shares outstanding	563,636,933	562,312,330	563,305,525	540,087,600	511,342,932
Diluted earnings, as adjusted (Non-GAAP)	$0.28	$0.23	$0.18	$0.13	$0.18
Adjusted annualized return on average tangible shareholders' equity (Non-GAAP):					
Net income, as adjusted (Non-GAAP)	$164,088	$134,415	$106,066	$75,714	$96,754
Average shareholders' equity	7,616,810	7,524,231	7,458,177	7,255,159	6,862,555
Less: Average goodwill and other intangible assets	1,980,434	1,987,381	1,994,061	2,000,574	2,008,692
Average tangible shareholders' equity	5,636,376	5,536,850	5,464,116	5,254,585	4,853,863
Annualized return on average tangible shareholders' equity, as adjusted (Non-GAAP)	11.64%	9.71%	7.76%	5.76%	7.97%

Non-GAAP Reconciliations to GAAP Financial Measures

($ in thousands)	Three Months Ended September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Adjusted annualized return on average assets (Non-GAAP):					
Net income, as adjusted (Non-GAAP)	$164,088	$134,415	$106,066	$75,714	$96,754
Average assets	$63,046,215	$62,106,945	$61,502,768	$62,865,338	$62,242,022
Annualized return on average assets, as adjusted (Non-GAAP)	1.04%	0.87%	0.69%	0.48%	0.62%
Adjusted annualized return on average shareholders' equity (Non-GAAP):					
Net income, as adjusted (Non-GAAP)	$164,088	$134,415	$106,066	$75,714	$96,754
Average shareholders' equity	7,616,810	7,524,231	7,458,177	7,255,159	6,862,555
Annualized return on average shareholders' equity, as adjusted (Non-GAAP)	8.62%	7.15%	5.69%	4.17%	5.64%
Annualized return on average tangible shareholders' equity (Non-GAAP):					
Net income, as reported (GAAP)	$163,355	$133,167	$106,058	$115,711	$97,856
Average shareholders' equity	7,616,810	7,524,231	7,458,177	7,255,159	6,862,555
Less: Average goodwill and other intangible assets	1,980,434	1,987,381	1,994,061	2,000,574	2,008,692
Average tangible shareholders' equity	5,636,376	5,536,850	5,464,116	5,254,585	4,853,863
Annualized return on average tangible shareholders' equity (Non-GAAP):	11.59%	9.62%	7.76%	8.81%	8.06%
Efficiency ratio (Non-GAAP):					
Non-interest expense, as reported (GAAP)	$281,985	$284,122	$276,618	$278,582	$269,471
Less: Loss on extinguishment of debt (pre-tax)	–	922	–		–
Less: FDIC Special assessment (pre-tax)	(3,817)	–	–	–	–
Less: Restructuring charge (pre-tax)	3,854	800	–	1,085	–
Less: Litigation reserve (pre-tax)	1,012	–	–	–	–
Less: Amortization of tax credit investments (pre-tax)	8,147	9,134	9,320	1,740	5,853
Non-interest expense, as adjusted (Non-GAAP)	$272,789	$273,266	$267,298	$275,757	$263,618
Net interest income, as reported (GAAP)	446,224	432,408	420,105	422,977	410,498
Non-interest income, as reported (GAAP)	64,887	62,604	58,294	51,202	60,671
Add: (Gains) losses on available for sale and held to maturity securities transactions, net (pre-tax)	(28)	–	11	3	1
Add: Net losses on the sale of commercial real estate loans (pre-tax)	–	–	–	7,866	5,794
Less: Litigation settlement (pre-tax)	–	–	–	–	(7,334)
Non-interest income, as adjusted (Non-GAAP)	64,859	62,604	58,305	59,071	$59,132
Gross operating income, as adjusted (Non-GAAP)	511,083	495,012	478,410	482,048	469,630
Efficiency ratio (Non-GAAP)	53.37%	55.20%	55.87%	57.21%	56.13%
Annualized pre-provision net revenue / average assets					
Net interest income, as reported (GAAP)	$446,224	$432,408	$420,105	$422,977	$410,498
Non-interest income, as reported (GAAP)	64,887	62,604	58,294	51,202	60,671
Less: Non-interest expense, as reported (GAAP)	281,985	284,122	276,618	278,582	269,471
Pre-provision net revenue (GAAP)	$229,126	$210,890	$201,781	$195,597	$201,698
Average assets	$63,046,215	$62,106,945	$61,502,768	$62,865,338	$62,242,022
Annualized pre-provision net revenue / average assets (GAAP)	1.45%	1.36%	1.31%	1.24%	1.30%

Non-GAAP Reconciliations to GAAP Financial Measures

($ in thousands)	Three Months Ended September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Annualized pre-provision net revenue / average assets, as adjusted					
Pre-provision net revenue (GAAP)	$229,126	$210,890	$201,781	$195,597	$201,698
Add: Loss on extinguishment of debt (pre-tax)	–	$922	–	–	–
Add: FDIC Special assessment (pre-tax)	(3,817)	–	–	–	–
Add: Restructuring charge (pre-tax)	3,854	800	–	1,085	–
Add: Amortization of tax credit investments (pre-tax)	8,147	9,134	9,320	1,740	5,853
Add: Litigation reserve (pre-tax)	1,012	–	–	–	–
Add: Losses (gains) on available for sale and held to maturity securities transactions, net (pre-tax)	(28)	–	11	3	1
Pre-provision net revenue, as adjusted (Non-GAAP)	238,294	221,746	211,112	206,291	206,012
Average assets	$63,046,215	$62,106,945	$61,502,768	$62,865,338	$62,242,022
Annualized pre-provision net revenue / average assets, as adjusted (Non-GAAP)	1.51%	1.43%	1.37%	1.31%	1.32%
Annualized non-interest expenses / average assets, as adjusted					
Non-interest expense, as adjusted (Non-GAAP)	$272,789	$273,266	$267,298	$275,757	$263,618
Average assets	$63,046,215	$62,106,945	$61,502,768	$62,865,338	$62,242,022
Annualized non-interest expenses / average assets, as adjusted	1.73%	1.76%	1.74%	1.75%	1.69%

($ in thousands, except for share data)	As of September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	December 31, 2017
Tangible book value per common share (Non-GAAP):						
Common shares outstanding	560,784,352	560,281,821	560,028,101	558,786,093	509,252,936	264,468,851
Shareholders' equity (GAAP)	$7,695,374	$7,575,421	$7,499,897	$7,435,127	$6,972,380	$2,533,165
Less: Preferred Stock	354,345	354,345	354,345	354,345	354,345	209,691
Less: Goodwill and other intangible assets	1,976,594	1,983,515	1,990,276	1,997,597	2,004,414	733,144
Tangible common shareholders' equity (Non-GAAP)	$5,364,435	$5,237,561	$5,155,276	$5,083,185	$4,613,621	$1,590,330
Tangible book value per common share (Non-GAAP):	$9.57	$9.35	$9.21	$9.10	$9.06	$6.01
Tangible common equity to tangible assets (Non-GAAP):						
Tangible common shareholders' equity (Non-GAAP)	$5,364,435	$5,237,561	$5,155,276	$5,083,185	$4,613,621	$1,590,330
Total assets (GAAP)	63,018,614	62,705,358	61,865,655	62,491,691	62,092,332	24,002,306
Less: Goodwill and other intangible assets	1,976,594	1,983,515	1,990,276	1,997,597	2,004,414	733,144
Tangible assets (Non-GAAP)	61,042,020	60,721,843	59,875,379	60,494,094	60,087,918	23,269,162
Tangible common equity to tangible assets (Non-GAAP)	8.79%	8.63%	8.61%	8.40%	7.68%	6.83%

For More Information

- Go to our website: www.valley.com
- Email requests to: ajianette@valley.com
- Call Andrew Jianette in Investor Relations at: (551) 288-3182
- Go to our website above or www.sec.gov to obtain free copies of documents filed by Valley with the SEC

Valley